EXHIBIT 99
Contact:
Jon Mills
Director, External Communications
317-658-4540
jon.mills@cummins.com

July 14, 2022

For Immediate Release

Jennifer Rumsey Promoted to President and CEO of Cummins
Tom Linebarger to Serve as Chairman of the Board and Executive Chairman

COLUMBUS, INDIANA – Today, Cummins Inc. (NYSE: CMI) announced that, effective August 1, 2022, Tom Linebarger will end his term as Chief Executive Officer (CEO) and Jennifer Rumsey, President and Chief Operating Officer (COO), will assume the role of President and CEO.
Rumsey will be the seventh CEO and first woman to lead the company since it was founded in 1919. Linebarger will continue to serve as Chairman of the Board of Directors and in an Executive Chairman role, working directly with Rumsey on specific initiatives that position the company for continued success, including completing the pending acquisition of Meritor.
“Jen is a once in a generation talent and the right leader for Cummins at this important time in our history,” said Linebarger. “She has been my partner in developing the Destination Zero strategy, which sets forth how the decarbonization of our industry will be a significant growth opportunity for Cummins. Her background as an engineer and technology expertise provides her a deep understanding of the major technical changes taking place and how to capitalize on them. Jen uniquely understands our customers and business, having worked in many different parts of the business during her more than 20-year career, and in every role, she has consistently delivered results. Most recently, she led our global operations as COO during one of the most challenging periods in our history, delivering record revenues and dramatically improving product quality and our market position while addressing unprecedented supply chain constraints. Most importantly, Jen is a principled leader who cares deeply about our stakeholders. We share a common vision for Cummins, and I am confident that Jen will lead Cummins into an even more prosperous future.”

Tom Lynch, Cummins Lead Director, said, “On behalf of the Cummins board, I want to thank Tom for his three decades at the company, including the last 15 years where he served first in the COO role and then as CEO. His leadership has grown Cummins’ global business, positioned the company to lead in zero- and low-carbon solutions, and developed a highly capable and diverse management team to lead us through the technology transition. We look forward to his continued contributions as Executive Chairman. During our long-term strategic planning, the Board had the opportunity to see Jen lead on key business initiatives and co-author the Destination Zero strategy with Tom. Jen is the ideal choice to lead Cummins into its next chapter, and we are confident that Jen will drive continued success for our business and customers.”
Since taking on the role of COO in March 2021, Rumsey has overseen Cummins’ global operations. In February 2022, she was elected to the Cummins Board of Directors, and she will maintain her seat on the board.
“I am honored and proud to be appointed the next CEO of Cummins and excited about what the future holds for the company,” said Rumsey. “Growing up in Columbus, Indiana, where Cummins was founded, and spending most of my career here makes this announcement incredibly meaningful. I am grateful to Tom for his support and mentorship over the years and to the Board for their confidence in my leadership. My technical background, business experience and focus on people, purpose, and impact have prepared me for this moment. At Cummins, we build solutions that serve our customers’ needs and better our planet both now and in the future. At a time when technology is evolving more rapidly than at any point in our history, we must emphasize the critical role people play in our collective success. By putting people at the center of everything we do, we will power the path to decarbonization and advance our mission of powering a more prosperous world.”
Rumsey began her Cummins career working in Research and Technology, primarily focused on advancing technology to reduce criteria pollutants from diesel engines. Since then, she has held numerous positions of increasing responsibility and impact, including bringing new platforms and technologies to the market, driving improvements in product quality, and developing the capability of global teams. She has also been deeply engaged with some of the company’s most important original equipment manufacturer (OEM) partners. The leadership roles Rumsey has held include President of Components, where she oversaw a global portfolio of business units that delivered profitable growth while ensuring power solutions met performance and emissions goals, and Chief Technical Officer, where she led strategic investments in key technologies and applications to transition to lower carbon emissions products, laying the foundation years ago for the company’s New Power Business and Destination Zero strategy. Prior to Cummins, Rumsey worked for a fuel cell technology company.
Rumsey is a member of the Society of Women Engineers, Society of Automotive Engineers, the Purdue Engineering Advisory Council and Women in Trucking Association. She holds a Bachelor of Science in Mechanical Engineering from Purdue University and a Master of Science in Mechanical Engineering from Massachusetts

Institute of Technology. Throughout her career, she has been an advocate for diversity, equity and inclusion and women in STEM fields. She resides in Columbus with her husband and has two college age daughters who are both pursuing engineering degrees.

About Cummins Inc.

Cummins Inc., a global power leader, is a corporation of complementary business segments that design, manufacture, distribute and service a broad portfolio of power solutions. The company’s products range from diesel, natural gas, electric and hybrid powertrains and powertrain-related components including filtration, aftertreatment, turbochargers, fuel systems, controls systems, air handling systems, automated transmissions, electric power generation systems, batteries, electrified power systems, hydrogen generation and fuel cell products. Headquartered in Columbus, Indiana (U.S.), since its founding in 1919, Cummins employs approximately 59,900 people committed to powering a more prosperous world through three global corporate responsibility priorities critical to healthy communities: education, environment and equality of opportunity. Cummins serves its customers online, through a network of company-owned and independent distributor locations, and through thousands of dealer locations worldwide and earned about $2.1 billion on sales of $24.0 billion in 2021. See how Cummins is powering a world that’s always on by accessing news releases and more information at https://www.cummins.com/always-on.

Forward-looking disclosure statement

Information provided in this release that is not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our forecasts, guidance, preliminary results, expectations, hopes, beliefs and intentions on strategies regarding the future. These forward-looking statements include, without limitation, statements relating to our plans and expectations for our revenues and EBITDA. Our actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to: any adverse results of our internal review into our emissions certification process and compliance with emission standards; increased scrutiny from regulatory agencies, as well as unpredictability in the adoption, implementation and enforcement of emission standards around the world; changes in international, national and regional trade laws, regulations and policies; any adverse effects of the U.S. government's COVID-19 vaccine mandates; changes in taxation; global legal and ethical compliance costs and risks; increasingly stringent environmental laws and regulations; future bans or limitations on the use of diesel-powered products; any adverse effects of the conflict between Russia and Ukraine and the global response (including government bans or restrictions on doing business in Russia); failure to successfully execute or integrate the acquisition of Meritor, Inc.; failure to realize all of the anticipated benefits from our announced acquisition of Meritor, Inc.; raw material, transportation and labor price fluctuations and supply shortages; aligning our capacity and production with our demand; the actions of, and income from, joint ventures and other investees that we do not directly control; large truck manufacturers' and original equipment manufacturers' customers discontinuing outsourcing their engine supply needs or experiencing financial distress, bankruptcy or change in control; product recalls; variability in material and commodity costs; the development of new technologies that reduce demand for our current products and services; lower than expected acceptance of new or existing products or services; product liability claims; our sales mix of products; failure to complete, adverse results from or failure to realize the expected benefits of the separation of our filtration business; our plan to reposition our portfolio of product offerings through exploration of strategic acquisitions and divestitures and related uncertainties of entering such transactions; challenging markets for talent and ability to attract, develop and retain key personnel; climate change and global warming; exposure to potential security breaches or other disruptions to our information technology environment and data security; political, economic and other risks from operations in numerous countries including political, economic and social uncertainty and the evolving globalization of our business; competitor activity; increasing competition, including increased global competition among our customers in emerging markets; labor relations or work stoppages; foreign currency exchange rate changes; the performance of our pension plan assets and volatility of discount rates; the price and availability of energy; continued availability of financing, financial instruments and financial resources in the amounts, at the times and on the terms required to support our future business; and other risks detailed from time to time in our SEC filings, including particularly in the Risk Factors section of our 2021 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the SEC, which are available at http://www.sec.gov or at http://www.cummins.com in the Investor Relations section of our website.